Financial Instruments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Financial Instruments
25	Financial instruments
25.1 Financial instruments by category

		12.31.2022
	Note	Amortized cost	Fair value through other comprehensive income	Fair value through profit or loss	Total
Assets
Cash and cash equivalents	5	1,816.9	—	—	1,816.9
Financial investments	6	350.5	194.7	119.2	664.4
Trade accounts receivable, net	7	205.2	—	—	205.2
Customer and commercial financing	9	101.2	—	—	101.2
Derivative financial instruments	8	—	—	11.1	11.1
Other assets		60.3	—	—	60.3

		2,534.1	194.7	130.3	2,859.1

Liabilities
Loans and financing	20	3,196.8	—	6.4	3,203.2
Trade accounts payable	18	739.5	—	—	739.5
Trade accounts payable supplier finance	19	27.5	—	—	27.5
Other payables	21	340.0	31.0	—	371.0
Lease liability	20	71.0	—	—	71.0
Derivative financial instruments	8	—	—	97.5	97.5
Other liabilities		172.8	—	—	172.8

		4,547.6	31.0	103.9	4,682.5

		12.31.2021
	Note	Amortized cost	Fair value through other comprehensive income	Fair value through profit or loss	Total
Assets
Cash and cash equivalents	5	1,816.0	2.3	—	1,818.3
Financial investments	6	79.4	541.0	196.0	816.4
Guarantee deposits		3.0	—	—	3.0
Trade accounts receivable, net	7	189.0	—	—	189.0
Customer and commercial financing	9	32.0	—	—	32.0
Derivative financial instruments	8	—	—	0.1	0.1
Other assets		50.7	—	—	50.7

		2,170.1	543.3	196.1	2,909.5

Liabilities
Loans and financing	20	4,026.9	—	—	4,026.9
Trade accounts payable	18	495.2	—	—	495.2
Trade accounts payable supplier finance	19	14.8	—	—	14.8
Other payables	21	300.5	17.1	—	317.6
Lease liability	20	63.8	—	—	63.8
Derivative financial instruments	8	—	—	5.9	5.9
Other liabilities		158.2	—	—	158.2

		5,059.4	17.1	5.9	5,082.4

25.2 Fair value of financial instruments
The fair value of the Company’s financial assets and liabilities was determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to generate estimates of fair values. Consequently, the estimates presented below are not necessarily indicative of the amounts that might be realized in current market exchange. The use of different assumptions and/or methodologies could have a material effect on the estimated realizable values.
The following methods were used to estimate the fair value of each category of financial instrument for which it is possible to estimate the fair value.
The carrying amounts of cash, financial investments, accounts receivable, customer and commercial financing, other financial assets and current liabilities approximate at their fair values. The methods below were used to estimate the fair value of other class of financial instruments for which fair value is adopted.
Financial investments – The fair value of securities is estimated by the discounted cash flow methodology. For investments in bonds, the unit price on the last trading day at the end of the reporting period is multiplied by the amount invested.
Loans and financing – The fair value of bonds is the unit price on the last trading day at the end of the reporting period multiplied by the quantity issued.
For other loans and financing, fair value is based on the amount of contractual cash flows and the discount rate used is based on the rate for contracting a new transaction in similar conditions or in the lack thereof, on the future curve for the flow of each obligation.
Warrants – The measurement of the fair value of the stock purchase options depends on which option modality is issued, and can be an option traded on the market, in this way its fair value is calculated from the unit price of this option, multiplied by the amount of options, or else the option, when not traded on the market, has its fair value calculated using its own methodology based on the Black-Scholes pricing model.
The Company considers “fair value” to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company is able to classify fair value balances based on the observable inputs. The three Levels of the fair value hierarchy are as follows:

•
Level
 1 -
quoted prices are available in active markets for identical assets or liabilities at the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives and listed equities.

•
Level
 2
- pricing inputs other than quoted prices in active markets included in level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Instruments in this category include non-exchange
traded derivatives such as swaps or
over-the-counter
forwards and options.

•
Level
 3
- pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in Management’s best estimate of fair value. At each reporting date, the Company performs an analysis of all instruments and includes in Level 3 all of those whose fair value is based on significant unobservable inputs. Changes in the fair value of financial instruments classified as Level 3 are recognized in profit or loss for the year.

The following table lists the Company’s financial assets and liabilities by level within the fair value hierarchy. The Company’s assessment of the significance of an input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. On December 31, 2022, there were no changes in the fair value methodology of the financial instruments and, therefore, there were no transfers between levels.

	12.31.2022
	Note	Level 1	Level 2	Level 3	Total fair value	Amortized cost of the other financial instruments	Carrying amount
Assets
Cash and cash equivalents	5		—	—	—	1,816.9	1,816.9
Financial investments	6		217.4	96.5	313.9	350.5	664.4
Trade accounts receivable, net	7		—	—	—	205.2	205.2
Customer and commercial financing	9		—	—	—	101.2	101.2
Derivative financial instruments	8		11.1	—	11.1	—	11.1
Other a ssets			—	—	—	60.3	60.3

		—	228.5	96.5	325.0	2,534.1	2,859.1

Liabilities
Loans and financing	20		6.4	—	6.4	3,196.8	3,203.2
Trade accounts payable	18		—	—	—	739.5	739.5
Trade accounts payable s upplier finance	19		—	—	—	27.5	27.5
Other payables	21		—	31.0	31.0	340.0	371.0
Lease liability	20		—	—	—	71.0	71.0
Derivative financial instruments	8	7.7	89.8	—	97.5	—	97.5
Other liabilities			—	—	—	172.8	172.8

		7.7	96.2	31.0	134.9	4,547.6	4,682.5

		12.31.2021
	Note	Level 2	Level 3	Total fair value	Amortized cost of the other financial instruments	Carrying amount
Assets
Cash and cash equivalents	5	2.3	—	2.3	1,816.0	1,818.3
Financial investments	6	642.1	94.9	737.0	79.4	816.4
Guarantee deposits		—	—	—	3.0	3.0
Trade accounts receivable, net	7	—	—	—	189.0	189.0
Customer and commercial financing	9	—	—	—	32.0	32.0
Derivative financial instruments	8	0.1	—	0.1	—	0.1
Other assets		—	—	—	50.7	50.7

		644.5	94.9	739.4	2,170.1	2,909.5

Liabilities
Loans and financing	20	—	—	—	4,026.9	4,026.9
Trade accounts payable	18	—	—	—	495.2	495.2
Trade accounts payable supplier finance	19	—	—	—	14.8	14.8
Other payables	21	—	17.1	17.1	300.5	317.6
Lease liability	20	—	—	—	63.8	63.8
Derivative financial instruments	8	5.9	—	5.9	—	5.9
Other liabilities		—	—	—	158.2	158.2

		5.9	17.1	23.0	5,059.4	5,082.4

The fair value measurements of Republic shares (assets), note 6(v), and Tempest Put Options (liabilities), note 21(iii), were classified as level 3 in the valuation method used. This method is the discounted cash flow, which considers the present value of the free cash flows expected to be generated by the evaluated company, considering a terminal value that is calculated based on a perpetuity with a certain cash flow growth. Free cash flows are discounted at a rate calculated by the weighted average capital cost (WACC).
The unobservable inputs are:

1.	Cash flow growth rate in perpetuity;

2.	Discount rate (WACC).
The table below shows the reconciliation of the opening balance and the closing balance of level 3 fair values:

	Fair value of financial instruments using significant unobservable inputs (level 3)
	Assets	Liabilities
At 12.31.2020	55.9	108.4

Reversal	—	(50.1)
Transfer	—	(33.6)
Changes in fair value	35.2	(3.9)
Exchange variation	3.8	(3.7)

At 12.31.2021	94.9	17.1

Changes in fair value	0.8	12.8
Exchange variation	0.8	1.1

At 12.31.2022	96.5	31.0

25.3 Financial risk management policy
The Company has and follows a risk management policy, which involves the diversification of transactions and counterparties, with the objective of identifying the risks related to the financial transactions, as well as the operational directives related to these financial transactions. The policy provides for regular monitoring and management of the nature and general situation of the financial risks in order to assess the results and the financial impact on cash flows. The credit limits and risk rating of the counterparties are also reviewed periodically.

The Company’s risk management policy is part of the financial management policy established by the Executive Directors and approved by the Board of Directors and provides for monitoring by a Financial Management Committee. Under this policy, the market risks are mitigated when there are no offsetting elements in the Company’s operations and when it is considered necessary to support the corporate strategy. The Company’s internal control procedures provide for consolidated monitoring and supervision of the financial results and of the impact on cash flows.
The Financial Management Committee assists the Financial Department in examining and reviewing information in relation to the economic scenario and its potential impact on the Company’s operations, including significant risk management policies, procedures, and practices.
The financial risk management policy includes the use of derivative financial instruments to mitigate the effects of interest rate fluctuations and to reduce the exposure to exchange rate risk. The use of these instruments for speculative purposes is forbidden.
25.3.1 Capital management
The Company uses capital management to ensure the continuity of its investment program and offer a return to its shareholders and benefits to its stakeholders and maintain an optimized capital structure in order to reduce costs.
The Company may review its dividends payment policy, pay back capital to the shareholders, issue new shares or sell assets in order to maintain or adjust its capital structure (to reduce indebtedness, for instance).
Liquidity and the leverage level are monitored in order to mitigate refinancing risk and to maximize the return to the shareholders. The ratio between the liquidity and the return to the shareholders may be changed pursuant to the assessment of the Board of Directors.
25.3.2 Credit risk
Credit risk is the risk of a counterparty to a transaction not meeting an obligation established in a financial instrument, or in the negotiation of sales to customers, leading to a financial loss. The Company is exposed to credit risk in its operational activities, cash held in banks and other investments in financial instruments held in financial institutions.

•	Cash and cash equivalents and financial investments
The credit risk of cash and cash equivalents and financial investments which is managed by the Financial Department is in accordance with the risk management policy. The credit limit of counterparties is reviewed on a daily basis in order to not to exceed the limits established mitigating possible losses generated by the bankruptcy of a counterparty, as well as transactions are carried out with counterparties with investment grade by risk rating agencies (
Fitch
,
Moody’s
e
Standard and Poor’s
). The Financial Management Committee assists the Financial Department in examining and reviewing operations with counterparties.

•	Trade accounts receivable, and contract assets with customers
The Company may incur losses on accounts receivable arising from invoicing of spare parts and services to customers. To reduce the credit risk associated with installment sales, the respective credit risk analysis is carried out which considers qualitative aspects, which include the experience of past transactions and quantitative aspects, when applicable, based on financial information. Any increased risk and/ or late payment by the customer may impact the continuity of the supply of parts and services, which may make it impossible for the aircraft to operate.
The Company applies IFRS 9 simplified approach to the measurement of expected credit losses on trade accounts receivable balances (Note 7).

In order to
calculate the expected credit losses, receivables are grouped by the period the items are outstanding, and an expected loss factor is applied based on actual credit loss experiences of each past period, which gradually increases as long as the receivable remains outstanding in the portfolio. For receivables not overdue, the expected credit loss is calculated using the past 10 years’ experience of losses and monitoring of forwarding trends. As of December 31, 2022, the initially expected loss factor under the methodology was 1.8% (1.3% in 2021), except for the Commercial Aviation segment as explained below.
As a result of the economic downturn environment generated by the crisis of the COVID-19 pandemic and its significant impacts mainly related to the commercial jets market (Commercial Aviation), the Company applied economy trends and customers data based of the main rating agencies in order to estimate the expected credit losses over the short-term receivables of such segment during the crisis and defined the expected loss factor in the period to 7.6% (7.7
% as of December 31, 2021). Customers with a significant increase in credit risk in the period (under judicial recovery measures or bankruptcy processes), were subject to a case-by-case
analysis and an additional provision was recognized based on the Management’s best estimate.
Contract assets refer to contracts in progress that have not been billed, mainly related to development contracts recognized over time in the Defense & Security segment.
The credit risk characteristic of the Company’s customers is different for the Defense & Security segment since the counterparties refer only to government entities and agencies. The risk in this case is associated with the sovereign risk of each country, especially Brazil, as well as with the continuity of strategic projects under development, for which the Company usually has the enforceable right to receive for the performance completed to date. The Company historically has not presented losses in the trade accounts receivable and contract assets balances with these counterparties.
Trade accounts receivable and contract assets are written off when there is no reasonable expectation of recovery. Indications include, among other, the inability of the debtor to participate in a plan to renegotiate its debt or possible legal actions have been exhausted.
25.3.3 Liquidity risk
This is the risk of the Company not having enough funds to honor its financial commitments as a result of a mismatch of terms or volumes of estimated receipts and payments.
Projections and assumptions are established to manage the liquidity of cash in U.S. dollars and Reais, in accordance with the financial management policy, based on contracts for future disbursements and receipts, and monitored periodically by the Company.

The following table provides additional information related to undiscounted contractual obligations and commercial commitments and their respective maturities:

	Cash Flow	Less than one year	One to three years	Three to five years	More than five years
At December 31, 2022
Loans and financing	3,789.6	395.2	1,572.4	1,031.4	790.6
Trade accounts payable	739.5	739.5	—	—	—
Trade accounts payable - supplier finance	27.5	27.5	—	—	—
Lease liability	71.0	12.0	25.9	10.8	22.3
Other liabilities	172.8	3.2	157.5	10.3	1.8
Other payables	371.0	320.4	16.3	33.2	1.1
Derivative financial instruments	97.5	57.4	—	40.1	—

Total	5,268.9	1,555.2	1,772.1	1,125.8	815.8

At December 31, 2021
Loans and financing	4,842.0	712.5	683.4	1,602.4	1,843.7
Trade accounts payable	495.2	495.2	—	—	—
Trade accounts payable supplier finance	14.8	14.8	—	—	—
Lease liability	63.8	11.5	20.1	9.9	22.3
Other liabilities	158.2	14.2	127.5	9.9	6.6
Other payables	317.6	258.7	37.0	17.9	4.0
Derivative financial instruments	5.9	2.9	3.0	—	—

Total	5,897.5	1,509.8	871.0	1,640.1	1,876.6

The table above shows the outstanding principal and interest if applicable at the maturity dates. In the case of the fixed rate liabilities, interest expense was calculated based on the rate established in each debt contract. Interest expense on floating rate liabilities was calculated based on a market forecast for each period.
25.3.4 Market risk
a) Interest rate risk
This risk arises from the possibility of the Company incurring losses on the fluctuation of floating interest rates, which might increase financial expenses of financial liabilities, and/ or decrease financial income of financial assets, as well as negatively impacting the fair value of financial assets measured as at fair value. The lines of the consolidated financial statements most affected by interest rate risks are:

•
Cash, cash equivalents and financial investments – the Company’s policy for managing the risk of fluctuations in interest rates on financial investments is to maintain a system to measure market risk, which consists of an aggregate analysis of variety of risk factors that might affect the return of those investments.

•
Loans and financing – the Company monitor financial markets with the purpose of evaluating hedge structures (derivative transactions) in compliance with the financial and risk management policy to protect its exposure risks of volatility in foreign currency and interest rates.

On December 31, 2022, the Company’s cash, cash equivalents, financial investments and loans and financing were indexed as follows:

Without derivative effect	Fixed Rate		Floating Rate		Total
	Amount	%	Amount	%	Amount	%
Cash, cash equivalents and financial investments	2,351.5	94.77%	129.7	5.23%	2,481.2	100.00%
Loans and financing	2,704.0	84.42%	499.2	15.58%	3,203.2	100.00%

With derivative effect	Fixed Rate		Floating Rate		Total
	Amount	%	Amount	%	Amount	%
Cash, cash equivalents and financial investments	2,351.5	94.77%	129.7	5.23%	2,481.2	100.00%
Loans and financing	3,100.9	96.80%	102.4	3.20%	3,203.3	100.00%
On December 31, 2022, the Company’s cash equivalents, and variable interest rate loans and financing were indexed as follows, considering the contractual cash flows (without derivative effect) and the cash flows changed due to interest rate swaps (with derivative effect):

	Without derivative effect		With derivative effect
	Amount	%	Amount	%
Cash equivalents and financial investments	129.7	100.00%	129.7	100.00%
CDI	129.7	100.00%	129.7	100.00%
Loans and financing	499.2	100.00%	102.4	100.00%
Libor	412.7	82.67%	9.5	9.27%
CDI	4.0	0.80%	10.4	10.16%
SIFMA	21.1	4.23%	21.1	20.61%
EURIBOR	4.4	0.88%	4.4	4.30%
SOFR	57.0	11.42%	57.0	55.66%
b) Foreign exchange rate risk
The Company’s operations most exposed to foreign exchange gains/losses are those denominated in Reais (labor costs, tax issues, local expenses and financial investments) as well as investments in subsidiaries in currencies other than the U.S. dollar.
Company policy for protection against foreign exchange risks on assets and liabilities is mainly based on seeking to maintain a balance between assets and liabilities indexed in each currency and management of foreign currency purchases and sales to ensure that, on the realization of the transactions contracted, this natural hedge will occur. This policy minimizes the effect of exchange rate changes on assets and liabilities already contracted but does not protect against the risk of fluctuations in future results due to appreciation or depreciation of the real that can, when measured in U.S. dollars, result in an increase or reduction in the portion of costs denominated in Reais.
Under certain market conditions, the Company may protect itself against potential future mismatches of expenses and revenues denominated in foreign currency, to minimize the effects of future exchange variations on the Company’s consolidated statements of income.
Efforts to minimize the foreign exchange risk for rights and liabilities denominated in currencies other than the functional currency may involve transactions with derivatives, such as swaps, exchange options and
Non-Deliverable
Forwards.

On December 31, 2022, the Company had the following amounts of financial assets and liabilities denominated in several currencies as follows:

	12.31.2022	12.31.2021
Loans and financing
Brazilian reais	10.3	18.3
U.S. dollars	3,161.6	3,982.5
Euro	31.3	26.1

	3,203.2	4,026.9

Trade accounts payable
Brazilian reais	89.9	77.6
U.S. dollars	602.3	385.6
Euro	44.9	31.3
Other currencies	2.4	0.7

	739.5	495.2

Trade accounts payable - Supplier finance
Brazilian reais	7.6	2.8
U.S. dollars	19.9	12.0

	27.5	14.8

Total (1)	3,970.2	4,536.9

Cash and cash equivalents and financial investments
Brazilian reais	131.3	94.9
U.S. dollars	2,283.9	2,493.6
Euro	62.0	42.4
Other currencies	4.1	3.8

	2,481.3	2,634.7

Trade accounts receivable:
Brazilian reais	96.9	33.3
U.S. dollars	82.5	134.8
Euro	25.4	20.8
Other currencies	0.4	0.1

	205.2	189.0

Total (2)	2,686.5	2,823.7

Net exposure (1 - 2):
Brazilian reais	(120.4)	(29.5)
U.S. dollars	1,417.4	1,751.7
Euro	(11.2)	(5.8)
Other currencies	(2.1)	(3.2)
The Company has other financial assets and liabilities that are also influenced by foreign exchange variations that are not included in the table above. These are used to minimize exposure to the currencies presented.
25.4 Sensitivity analysis
In order to present positive and negative variations of 25% and 50% in the risk variable considered, a sensitivity analysis of the financial instruments, including derivatives, is presented below describing the effects on the monetary and foreign exchange variations on the financial income and expense, as well as in the consolidated shareholders’ equity, determined on the balances recorded on December 31, 2022, in the event of such variations in the risk component.
However, statistical simplifications were made in isolating the variability of the risk factors in question. Consequently, the following estimates do not necessarily represent the amounts that might be determined in future consolidated financial statements. The use of different hypotheses and/or methodologies could have a material effect on the estimates presented below.

25.4.1 Methodology
Considering the assumption that balances remain constant as compared to December 31, 2022, the Company calculates the interest and exchange variation differential for each of the projected scenarios.
The assessment of the amounts exposed to interest rate risk considers only the risks for the financial statement, therefore operations subject to fixed interest rates were not included. The probable scenario is supported by an average of market projections, observed through Bloomberg, for the related financial indexes and rates in a period of up to 3 months from reporting date, and positive and negative variations of 25% and 50% were applied to the indexes and rates in force as of the reporting date.
In the sensitivity analysis of derivative contracts, positive and negative variations of 25% and 50% were applied to the market yield curve (as observed in B3) as of the reporting date.
25.4.2 Interest risk factor

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2022	-50%	-25%	Probable scenario	+25%	+50%
Cash equivalents and financial investments	CDI	129.7	(8.8)	(4.3)	0.1	4.6	9.0
Loans and financing	CDI	(4.0)	0.3	0.1	—	(0.1)	(0.3)

Net impact	CDI	125.7	(8.5)	(4.2)	0.1	4.5	8.7
Loans and financing	LIBOR	(412.7)	10.0	4.4	(1.2)	(6.9)	(12.5)

Net impact	LIBOR	(412.7)	10.0	4.4	(1.2)	(6.9)	(12.5)
Loans and financing	SOFR	(57.0)	1.1	0.4	(0.2)	(0.9)	(1.6)

Net impact	SOFR	(57.0)	1.1	0.4	(0.2)	(0.9)	(1.6)
Rates considered	CDI	13.65%	6.88%	10.31%	13.75%	17.19%	20.63%
Rates considered	LIBOR 6M	5.14%	2.72%	4.08%	5.44%	6.80%	8.16%
Rates considered	TJLP	7.20%	3.69%	5.53%	7.37%	9.21%	11.06%
Rates considered	IPCA	5.73%	2.27%	3.41%	4.54%	5.68%	6.81%
Rates considered	SOFR	4.30%	2.35%	3.52%	4.70%	5.87%	7.04%

(*) The positive and negative variations of 25% and 50% were applied on the rates
25.4.3 Foreign exchange risk factor

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2022	-50%	-25%	Probable scenario	+25%	+50%
Assets		412.8	203.1	98.3	(6.5)	(111.3)	(216.1)

Cash, cash equivalents and financial investments	R$	131.3	64.6	31.3	(2.1)	(35.4)	(68.7)
Other assets	R$	281.5	138.5	67.0	(4.4)	(75.9)	(147.4)
Liabilities		(411.1)	(202.4)	(98.0)	6.5	110.9	215.3

Loans and financing	R$	(10.3)	(5.1)	(2.5)	0.2	2.8	5.4
Other liabilities	R$	(400.8)	(197.3)	(95.5)	6.3	108.1	209.9

Net impact		1.7	0.7	0.3	—	(0.4)	(0.8)
Exchange rate considered		5.2177	2.6500	3.9750	5.3000	6.6250	7.9500

(*)	The positive and negative variations of 25% and 50% were applied on the rates

25.4.4 Derivative contracts

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2022	-50%	-25%	Probable scenario	+25%	+50%
Derivative designated as hedge accounting
Interest swap - fair value hedge	CDI	0.1	—	(0.1)	(0.1)	(0.1)	(0.1)
Hedge destinated as cash flow hedge	US$/R$	2.3	8.9	2.4	(2.7)	(7.9)	(13.7)
Other derivatives
Interest swap	LIBOR	8.4	(4.4)	2.2	8.7	15.1	21.3
Foreign exchange option	EUR/US$	(0.2)	(5.0)	(2.5)	0.1	2.6	5.2
Equity SWAP	Embraer share prices	(1.6)	(9.6)	(5.2)	(0.8)	3.6	8.0
EVE warrants	EVE share prices	(95.4)	51.5	28.7	—	(40.7)	(94.6)

Total		(86.4)	41.4	25.5	5.2	(27.4)	(73.9)

Rate considered	LIBOR	5.14%	2.72%	4.08%	5.44%	6.80%	8.16%
Rate considered	CDI	13.65%	6.88%	10.31%	13.75%	17.19%	20.63%
Rate considered	US$/R$	5.2177	2.65	3.975	5.3	6.625	7.95
Rate considered	EUR/US$	1.0666	0.52	0.78	1.04	1.3	1.56

(*)	The positive and negative variations of 25% and 50% were applied on the rates
25.4.5 Fair value sensitivity analysis
For the fair values of Republic shares and Tempest Put options, possibly reasonable changes as of December 31, 2022, in the significant unobservable inputs, and holding other inputs constant, would have the following effects.

•	Republic Shares

	Result
December 31, 2022	Increase	Probable Scenario	Decrease
Growth rate (25% change)	109.5	96.4	83.9
Discount rate (8% change)	64.1	96.4	134.7

•	Tempest Put options

	Result
December 31, 2022	Increase	Probable Scenario	Decrease
Growth rate (25% change)	33.0	31.0	28.0
Discount rate (8% change)	25.0	31.0	37.0